UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS
INVESTMENT MANAGEMENT

SSW
NE
NNE
ENE

Annual report

MFS® Diversified Target Return Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

10/31/09

DTR-ANN

LETTER FROM THE CEO

Dear Shareholders:

There remains some question as to when the global economy will achieve a sustainable recovery. While some economists and market watchers are optimistic that the worst is behind us, a number also agree with U.S. Federal Reserve Board Chairman Ben Bernanke who said in September that “even though from a technical perspective the recession is very likely over at this point, it’s still going to feel like a very weak economy for some time.”

Have we in fact turned the corner? We have seen tremendous rallies in the markets over the past six months. The Fed has cut interest rates aggressively toward zero to support credit markets, global deleveraging has helped diminish inflationary concerns, and stimulus measures have put more money in the hands of the government and individuals to keep the economy moving. Still, unemployment remains high, consumer confidence and spending continue to waiver, and the housing market, while improving, has a long way to go to recover.

Regardless of lingering market uncertainties, MFS® is confident that the fundamental principles of long-term investing will always apply. We encourage investors to speak with their advisors to identify and research long-term investment opportunities thoroughly. Global research continues to be one of the hallmarks of MFS, along with a unique collaboration between our portfolio managers and sector analysts, who regularly discuss potential investments before making both buy and sell decisions.

As we continue to dig out from the worst financial crisis in decades, keep in mind that while the road back to sustainable recovery will be slow, gradual, and even bumpy at times, conditions are significantly better than they were six months ago.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

December 15, 2009

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure based on market value (a)

Top ten equity holdings
Exxon Mobil Corp.	1.2%
Nestle S.A.	1.0%
JPMorgan Chase & Co.	1.0%
Chevron Corp.	1.0%
Apple, Inc.	0.9%
Goldman Sachs Group, Inc.	0.9%
Google, Inc.	0.8%
Procter & Gamble Co.	0.7%
Intel Corp.	0.7%
Philip Morris International, Inc.	0.7%

Portfolio structure reflecting equivalent exposure of derivative positions (b)

(a)	For purposes of this presentation, sector components include the market value of securities, less any securities sold short, and the market value of derivative contracts and may, from time to time, be negative. The bond component will include interest income amounts if applicable.
(b)	For purposes of this presentation, sector components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions and may, from time to time, be negative. The bond component will include interest income amounts if applicable.

Percentages are based on net assets as of 10/31/09, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS Diversified Target Return Fund (the “fund”) seeks to achieve its investment objective through a combination of MFS’ individual security selection of primarily equity securities and a sub-advised derivatives overlay designed to manage the fund’s exposure to markets and currencies.

The fund’s investment strategy attempts to separate security selection decisions from market and currency exposure decisions. MFS seeks to identify issuers that it believes provide opportunities to generate returns over and above performance generated by movements in the applicable market. MFS generally seeks to diversify the fund’s investments in terms of market capitalization (e.g. small, mid and large cap), style (e.g. growth and value), and location (e.g. U.S. and foreign). The derivatives overlay attempts to reduce volatility compared to the overall equity market and to generate positive returns by adjusting the fund’s exposure to the markets and currencies resulting from MFS’ individual security selections.

For the twelve months ended October 31, 2009, Class A shares of the MFS Diversified Target Return Fund provided a total return of 3.16%, at net asset value. This compares with a return of 2.80% for the fund’s benchmark, the Barclays Capital 1-3 Year U.S. Treasury Bond Index.

Market Environment

The global economy and financial markets experienced substantial deterioration and extraordinary volatility over most of the reporting period. Through the first quarter of 2009, the strong headwinds in the U.S. included accelerated deterioration in the housing market, anemic corporate investment, a rapidly declining job market, and a much tighter credit environment. During the very early stages of the period, a series of tumultuous financial events hammered markets. As a result of this turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth – emerging markets – also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus. As a result, credit conditions and equity indices improved

Management Review – continued

considerably during the second half of the period. Nevertheless, the degree of financial and macroeconomic dislocation remained significant.

During the first half of the reporting period, the Fed implemented its final interest rate cut, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. Globally, policy makers increasingly sought to coordinate their rescue efforts, which resulted in a number of international actions, such as the establishment of swap lines between the Federal Reserve and a number of other central banks, as well as a substantial increase in the financial resources of the International Monetary Fund. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity. However, by the end of the period, there were broadening signs that the worst of the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

Factors Affecting Performance

During the reporting period, the fund’s market allocation, particularly to equity markets, was the principal contributor to performance as equity markets outperformed significantly relative to the benchmark. The fund’s exposure to equities includes the partial hedging, primarily through the use of equity index futures, of the equity exposure that comes from security selection. The equity index futures positions detracted from the fund’s overall equity return relative to the benchmark. The actively managed equity portion of the fund is managed in a number of sleeves dedicated to specific equity market segments. Overall, versus their respective market segments, security selection was a positive contributor to performance, particularly in the small capitalization segment. The contribution to performance of the fund’s large capitalization domestic equity market segments was also strong.

Exposure to fixed income credit markets, obtained by holding credit default swaps, contributed positively to performance while the fund’s short exposure to government bond markets, obtained by holding short positions in bond futures, detracted from performance over the period.

Management Review – continued

The fund’s currency allocation component of the overlay was a relative detractor from performance, particularly our short exposure to the Euro, which exhibited strong returns for the period.

Overlay management of derivatives increased the fund’s cash position while hedging out certain market exposures. This increased exposure to cash dampened performance as the equity and fixed income market returns exceeded those of cash.

Respectfully,

Curt Custard	Joseph Flaherty	Natalie Shapiro
Portfolio Manager	Portfolio Manager	Portfolio Manager

Note to Shareholders: Tom Clarke is no longer a co-manager of the fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/09

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 10/31/09

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	12/20/07	3.16%	(5.53)%
B	12/20/07	2.47%	(6.13)%
C	12/20/07	2.47%	(6.17)%
I	12/20/07	3.50%	(5.22)%
W	12/20/07	3.51%	(5.26)%
R1	12/20/07	2.47%	(6.17)%
R2	12/20/07	2.95%	(5.69)%
R3	12/20/07	3.27%	(5.43)%
R4	12/20/07	3.40%	(5.22)%
Comparative benchmark
Barclays Capital 1-3 Year U.S. Treasury Bond Index (f)		2.80%	4.17%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(2.77)%	(8.48)%
B With CDSC (Declining over six years from 4% to 0%) (x)		(0.80)%	(7.74)%
C With CDSC (1% for 12 months) (x)		1.66%	(6.17)%

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class’ inception date through the stated period end (for those share classes with less than 10 years of performance history).
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

The Barclays Capital 1-3 Year U.S. Treasury Bond Index measures the performance of public obligations of the U.S. Treasury with a remaining maturity from 1 up to (but not including) 3 years.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2009 through October 31, 2009

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/09	Ending Account Value 10/31/09	Expenses Paid During Period (p) 5/01/09-10/31/09
A	Actual	1.40%	$1,000.00	$1,128.61	$7.51
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
B	Actual	2.15%	$1,000.00	$1,124.50	$11.51
	Hypothetical (h)	2.15%	$1,000.00	$1,014.37	$10.92
C	Actual	2.15%	$1,000.00	$1,123.18	$11.51
	Hypothetical (h)	2.15%	$1,000.00	$1,014.37	$10.92
I	Actual	1.15%	$1,000.00	$1,130.55	$6.18
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
W	Actual	1.25%	$1,000.00	$1,129.24	$6.71
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R1	Actual	2.15%	$1,000.00	$1,124.67	$11.51
	Hypothetical (h)	2.15%	$1,000.00	$1,014.37	$10.92
R2	Actual	1.65%	$1,000.00	$1,127.63	$8.85
	Hypothetical (h)	1.65%	$1,000.00	$1,016.89	$8.39
R3	Actual	1.40%	$1,000.00	$1,129.75	$7.52
	Hypothetical (h)	1.40%	$1,000.00	$1,018.15	$7.12
R4	Actual	1.15%	$1,000.00	$1,129.07	$6.17
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/09

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 87.4%
Issuer	Shares/Par	Value ($)

Aerospace - 1.9%
Cobham PLC	49,120	$176,581
Goodrich Corp.	8,840	480,454
HEICO Corp.	960	36,509
HEICO Corp., “A”	620	19,133
Lockheed Martin Corp.	15,465	1,063,837
Northrop Grumman Corp.	20,435	1,024,407
Precision Castparts Corp.	3,250	310,473
Raytheon Co.	2,940	133,123
United Technologies Corp.	8,640	530,928

		$3,775,445
Airlines - 0.2%
Copa Holdings S.A., “A”	6,950	$293,498
Southwest Airlines Co.	2,570	21,588
UAL Corp. (a)	6,640	43,226

		$358,312
Alcoholic Beverages - 0.7%
Anheuser-Busch InBev N.V., ADR (a)	960	$45,293
Companhia de Bebidas das Americas, ADR	4,040	363,923
Diageo PLC	11,270	183,682
Foster’s Group Ltd.	28,613	139,398
Heineken N.V.	10,800	478,642
Pernod Ricard S.A.	1,483	123,775

		$1,334,713
Apparel Manufacturers - 1.1%
Coach, Inc.	5,800	$191,226
Compagnie Financiere Richemont S.A.	5,989	167,678
Li & Fung Ltd.	66,000	273,308
LVMH Moet Hennessy Louis Vuitton S.A.	6,810	706,486
NIKE, Inc., “B”	8,420	523,556
Phillips-Van Heusen Corp.	1,800	72,270
Sanyo Shokai Ltd.	13,000	41,959
Stella International Holdings Ltd.	17,000	32,310
Swatch Group Ltd.	436	101,644

		$2,110,437

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Automotive - 0.3%
Bridgestone Corp.	9,800	$160,647
Ford Motor Co. (a)	4,470	31,290
Harley-Davidson, Inc.	3,860	96,191
Johnson Controls, Inc.	14,040	335,837

		$623,965
Biotechnology - 0.9%
Actelion Ltd. (a)	2,974	$163,930
Alexion Pharmaceuticals, Inc. (a)	3,560	158,100
AMAG Pharmaceuticals, Inc. (a)	570	21,535
Amgen, Inc. (a)	9,350	502,375
Biogen Idec, Inc. (a)	1,410	59,403
Celgene Corp. (a)	930	47,476
Gen-Probe, Inc. (a)	2,970	123,908
Genzyme Corp. (a)	6,430	325,358
Gilead Sciences, Inc. (a)	2,010	85,525
Human Genome Sciences, Inc. (a)	2,450	45,790
Illumina, Inc. (a)	1,380	44,298
Lonza Group AG	1,533	119,469
Luminex Corp. (a)	3,720	54,758
Millipore Corp. (a)	210	14,072

		$1,765,997
Broadcasting - 1.3%
CBS Corp., “B”	4,410	$51,906
Discovery Communications, Inc., “A” (a)	8,480	233,200
Fuji Television Network, Inc.	36	52,789
Grupo Televisa S.A., ADR	16,651	322,363
Interpublic Group of Cos., Inc. (a)	15,000	90,300
Nippon Television Network Corp.	390	51,132
Omnicom Group, Inc.	4,545	155,803
Time Warner, Inc.	8,293	249,785
Vivendi S.A.	6,946	192,391
Walt Disney Co.	15,000	410,550
WPP Group PLC	79,984	717,290

		$2,527,509
Brokerage & Asset Managers - 1.8%
Aberdeen Asset Management PLC	57,550	$124,515
Affiliated Managers Group, Inc. (a)	8,260	524,427
BM&F BOVESPA S.A.	14,600	94,482
Bolsa Mexicana de Valores S.A. de C.V. (a)	20,700	23,046
Charles Schwab Corp.	8,560	148,430

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Brokerage & Asset Managers - continued
CME Group, Inc.	870	$263,271
Daiwa Securities Group, Inc.	67,000	356,080
Daiwa Securities Group, Inc., ADR	1,121	59,917
Deutsche Boerse AG	5,260	426,677
Evercore Partners, Inc.	2,470	80,621
Franklin Resources, Inc.	2,390	250,066
Greenhill & Co., Inc.	920	79,332
Hong Kong Exchanges & Clearing Ltd.	4,900	86,141
ICAP PLC	11,100	73,916
IG Group Holdings PLC	43,923	216,758
Interactive Brokers Group, Inc. (a)	1,410	22,574
IntercontinentalExchange, Inc. (a)	490	49,093
Lazard Ltd.	1,680	63,420
Nomura Holdings, Inc.	10,600	74,175
Penson Worldwide, Inc. (a)	4,190	40,853
TD AMERITRADE Holding Corp. (a)	14,460	279,078
Thomas Weisel Partners Group (a)	2,490	11,280
TradeStation Group, Inc. (a)	8,870	68,476
Van Lanschot N.V.	650	37,716

		$3,454,344
Business Services - 2.7%
Accenture Ltd., “A”	14,440	$535,435
Amdocs Ltd. (a)	4,940	124,488
ATA, Inc., ADR (a)	940	4,860
Bunzl PLC	8,580	93,417
Capita Group PLC	4,369	54,669
Cognizant Technology Solutions Corp., “A” (a)	15,580	602,167
Concur Technologies, Inc. (a)	3,900	138,996
Constant Contact, Inc. (a)	2,780	46,065
Copart, Inc. (a)	3,800	122,246
CoStar Group, Inc. (a)	5,440	211,181
Dun & Bradstreet Corp.	1,490	114,074
Electrocomponents PLC	33,868	81,173
Fidelity National Information Services, Inc.	4,330	94,221
Infosys Technologies Ltd., ADR	2,020	92,920
Intertek Group PLC	20,841	429,276
Kloeckner & Co. AG (a)	9,289	204,095
Kroton Educacional S.A., IEU	3,576	38,123
MasterCard, Inc., “A”	2,400	525,648
Mitsubishi Corp.	10,000	213,629
Nomura Research Institute Ltd.	16,000	347,120

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Sodexo	2,672	$153,004
Ultimate Software Group, Inc. (a)	2,430	61,989
USS Co. Ltd.	2,750	164,746
Visa, Inc., “A”	5,020	380,315
Western Union Co.	24,050	436,989

		$5,270,846
Cable TV - 0.5%
Comcast Corp., “A”	11,260	$163,270
DIRECTV Group, Inc. (a)	10,980	288,774
Time Warner Cable, Inc.	11,556	455,769

		$907,813
Chemicals - 1.4%
3M Co.	6,580	$484,091
Celanese Corp.	21,900	601,155
E.I. du Pont de Nemours & Co.	3,350	106,597
Eastman Chemical Co.	1,590	83,491
Ecolab, Inc.	3,520	154,739
Givaudan S.A.	194	143,597
Intrepid Potash, Inc. (a)	2,790	71,870
Monsanto Co.	4,740	318,433
Nufarm Ltd.	9,671	98,906
Orica Ltd.	7,623	161,993
Potash Corp. of Saskatchewan, Inc.	60	5,567
PPG Industries, Inc.	9,094	513,174
Solutia, Inc. (a)	1,610	17,710

		$2,761,323
Computer Software - 2.4%
Adobe Systems, Inc. (a)	26,380	$868,957
Akamai Technologies, Inc. (a)	3,330	73,260
ANSYS, Inc. (a)	700	28,406
Autodesk, Inc. (a)	4,260	106,202
Autonomy Corp. PLC (a)	4,880	107,262
Blackboard, Inc. (a)	2,170	76,970
Check Point Software Technologies Ltd. (a)	1,340	41,634
Citrix Systems, Inc. (a)	8,060	296,286
Intuit, Inc. (a)	830	24,128
Microsoft Corp.	16,200	449,226
MicroStrategy, Inc., “A” (a)	5,330	465,149
OBIC Co. Ltd.	940	159,023
Oracle Corp.	61,900	1,306,090

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - continued
Parametric Technology Corp. (a)	17,590	$262,267
Salesforce.com, Inc. (a)	1,280	72,640
SAP AG	2,490	112,521
SolarWinds, Inc. (a)	1,530	27,234
VeriSign, Inc. (a)	10,220	233,118

		$4,710,373
Computer Software - Systems - 3.3%
Acer, Inc.	127,430	$301,665
Apple, Inc. (a)	9,760	1,839,760
Arrow Electronics, Inc. (a)	6,810	172,565
Avnet, Inc. (a)	2,500	61,950
Canon, Inc.	3,600	135,093
Dell, Inc. (a)	26,650	386,158
EMC Corp. (a)	12,940	213,122
Fujitsu Ltd.	35,000	203,505
Hewlett-Packard Co.	19,414	921,388
International Business Machines Corp.	7,570	913,018
Konica Minolta Holdings, Inc.	44,500	415,074
LogMeIn, Inc. (a)	690	13,869
Mercadolibre, Inc. (a)	2,220	79,454
MICROS Systems, Inc. (a)	11,750	316,310
NICE Systems Ltd., ADR (a)	2,530	78,354
PROS Holdings, Inc. (a)	4,850	43,602
Ricoh Co. Ltd.	9,000	124,196
Venture Corp. Ltd.	15,000	95,992
VMware, Inc. (a)	440	16,909
Wincor Nixdorf AG	1,398	81,727

		$6,413,711
Conglomerates - 0.7%
Hutchison Whampoa Ltd.	25,000	$175,020
Keppel Corp. NPV	102,000	585,299
Siemens AG	4,580	412,702
Tomkins PLC	96,980	266,826

		$1,439,847
Construction - 1.2%
Black & Decker Corp.	3,940	$186,047
Corporacion Moctezuma S.A. de C.V.	6,600	13,996
Duratex S.A.	10,687	73,406
Geberit AG	2,320	384,221
Lennar Corp., “A”	25,080	316,008

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Construction - continued
NVR, Inc. (a)	1,138	$753,663
Pulte Homes, Inc.	5,320	47,933
Sherwin-Williams Co.	7,980	455,179
Toll Brothers, Inc. (a)	1,060	18,359
Urbi Desarrollos Urbanos S.A.B. de C.V. (a)	21,980	42,133

		$2,290,945
Consumer Products - 2.4%
AmorePacific Corp.	92	$63,865
Avon Products, Inc.	3,910	125,315
Beiersdorf AG	1,850	113,782
Christian Dior S.A.	3,244	323,636
Church & Dwight Co., Inc.	1,650	93,852
Clorox Co.	1,120	66,338
Colgate-Palmolive Co.	1,750	137,602
Colgate-Palmolive Co.	2,911	43,004
Dabur India Ltd.	8,370	26,886
Energizer Holdings, Inc. (a)	470	28,609
Fortune Brands, Inc.	1,960	76,342
Hengan International Group Co. Ltd.	21,300	136,550
Henkel KGaA, IPS	4,200	190,482
Kao Corp.	13,700	307,723
Kimberly-Clark Corp.	7,220	441,575
Kimberly-Clark de Mexico S.A. de C.V., “A”	19,300	76,447
Kose Corp.	5,300	116,293
Natura Cosméticos S.A.	16,980	304,109
Procter & Gamble Co.	24,272	1,407,776
Reckitt Benckiser Group PLC	9,040	449,470
Shiseido Co. Ltd.	5,400	98,922
Uni-Charm Corp.	1,300	124,549

		$4,753,127
Consumer Services - 1.1%
Anhanguera Educacional Participacoes S.A., IEU (a)	2,800	$38,703
Apollo Group, Inc., “A” (a)	4,840	276,364
Benesse Holdings, Inc.	2,000	88,700
Capella Education Co. (a)	5,800	399,620
DeVry, Inc.	6,330	349,986
H&R Block, Inc.	5,690	104,355
Monster Worldwide, Inc. (a)	5,750	83,490
Priceline.com, Inc. (a)	3,900	615,381
Strayer Education, Inc.	1,150	233,416

		$2,190,015

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Containers - 0.4%
Ball Corp.	1,060	$52,290
Crown Holdings, Inc. (a)	1,020	27,183
Owens-Illinois, Inc. (a)	20,220	644,614
Smurfit Kappa Group PLC (a)	7,266	56,673

		$780,760
Electrical Equipment - 2.3%
AMETEK, Inc.	8,070	$281,562
Baldor Electric Co.	4,480	115,808
Danaher Corp.	14,270	973,642
General Electric Co.	30,520	435,215
Houston Wire & Cable Co.	2,980	36,028
Keyence Corp.	400	79,366
Legrand S.A.	6,110	165,934
Mettler-Toledo International, Inc. (a)	2,300	224,250
OMRON Corp.	5,200	88,055
Rockwell Automation, Inc.	14,740	603,603
Schneider Electric S.A.	4,361	452,969
Spectris PLC	10,320	114,405
Tyco Electronics Ltd.	20,730	440,512
W.W. Grainger, Inc.	2,890	270,880
WESCO International, Inc. (a)	11,420	291,895

		$4,574,124
Electronics - 2.9%
ARM Holdings PLC	126,740	$308,762
ASM Pacific Technology Ltd.	34,756	269,642
CEVA, Inc. (a)	3,120	31,606
Dolby Laboratories, Inc., “A” (a)	1,900	79,686
Flextronics International Ltd. (a)	47,820	309,874
Halma PLC	18,059	67,318
Hittite Microwave Corp. (a)	6,860	252,448
Hoya Corp.	4,200	91,983
Intel Corp.	71,320	1,362,925
Jabil Circuit, Inc.	4,710	63,020
Lam Research Corp. (a)	2,490	83,963
Linear Technology Corp.	7,020	181,678
Marvell Technology Group Ltd. (a)	13,150	180,418
National Semiconductor Corp.	17,860	231,108
NetLogic Microsystems, Inc. (a)	1,590	60,436
Samsung Electronics Co. Ltd.	800	481,577
Samsung Electronics Co. Ltd., GDR	708	214,474
Silicon Laboratories, Inc. (a)	7,670	321,373

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - continued
STEC, Inc. (a)	1,470	$31,340
Stratasys, Inc. (a)	1,630	25,721
Taiwan Semiconductor Manufacturing Co. Ltd.	205,654	374,050
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	26,572	253,497
Tessera Technologies, Inc. (a)	11,700	258,687
Texas Instruments, Inc.	1,510	35,409
Tokyo Electron Ltd.	1,400	77,824

		$5,648,819
Energy - Independent - 2.1%
Anadarko Petroleum Corp.	3,810	$232,143
Apache Corp.	7,940	747,313
Arch Coal, Inc.	2,214	47,955
Cairn Energy PLC (a)	3,832	165,674
CNOOC Ltd.	40,000	59,970
CONSOL Energy, Inc.	920	39,385
Devon Energy Corp.	2,330	150,774
EOG Resources, Inc.	1,340	109,424
EXCO Resources, Inc.	2,160	33,739
INPEX Holdings, Inc.	55	450,019
Newfield Exploration Co. (a)	4,460	182,949
Nexen, Inc.	10,948	235,543
Noble Energy, Inc.	5,300	347,839
Occidental Petroleum Corp.	5,030	381,676
Plains Exploration & Production Co. (a)	9,540	252,810
Southwestern Energy Co. (a)	4,150	180,857
Tullow Oil PLC	4,926	95,525
Ultra Petroleum Corp. (a)	7,740	375,777
Whiting Petroleum Corp. (a)	250	14,100

		$4,103,472
Energy - Integrated - 4.3%
Chevron Corp.	24,950	$1,909,673
ConocoPhillips	1,300	65,234
Eni S.p.A.	5,080	125,948
Exxon Mobil Corp. (s)	32,545	2,332,500
Hess Corp.	11,710	641,005
Marathon Oil Corp.	16,980	542,851
OAO Gazprom, ADR	11,060	264,085
Petroleo Brasileiro S.A., ADR	4,400	203,368
Royal Dutch Shell PLC, “A”	28,790	853,836
Suncor Energy, Inc.	2,660	88,302
TOTAL S.A.	17,920	1,067,077

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Integrated - continued
TOTAL S.A., ADR	5,650	$339,395

		$8,433,274
Engineering - Construction - 0.3%
Fluor Corp.	4,380	$194,560
JGC Corp.	13,000	249,666
MYR Group, Inc. (a)	2,870	49,307
North American Energy Partners, Inc. (a)	10,840	61,463
Team, Inc. (a)	6,760	109,715

		$664,711
Entertainment - 0.2%
DreamWorks Animation, Inc., “A” (a)	9,270	$296,640
TiVo, Inc. (a)	12,560	136,653

		$433,293
Food & Beverages - 3.5%
Binggrae Co. Ltd.	570	$21,455
Campbell Soup Co.	850	26,987
Coca-Cola Co.	4,790	255,355
Coca-Cola Enterprises, Inc.	10,120	192,988
Coca-Cola Hellenic Bottling Co.	2,542	66,241
Flowers Foods, Inc.	10,090	235,702
General Mills, Inc.	9,650	636,128
Groupe Danone	8,392	504,228
J.M. Smucker Co.	11,854	625,061
Kellogg Co.	2,220	114,419
Kerry Group PLC	8,383	248,587
McCormick & Co., Inc.	2,090	73,171
Mead Johnson Nutrition Co., “A”	12,030	505,741
Nestle S.A.	42,255	1,964,224
Nong Shim Co. Ltd.	319	64,758
PepsiCo, Inc. (s)	19,680	1,191,624
Ralcorp Holdings, Inc. (a)	1,340	71,958
Smithfield Foods, Inc. (a)	2,270	30,282

		$6,828,909
Food & Drug Stores - 1.1%
CVS Caremark Corp.	15,960	$563,388
Dairy Farm International Holdings Ltd.	17,100	100,835
Kroger Co.	20,870	482,723
Lawson, Inc.	10,200	455,440
Safeway, Inc.	2,410	53,815

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Drug Stores - continued
Tesco PLC	21,840	$145,744
Walgreen Co.	10,830	409,699

		$2,211,644
Forest & Paper Products - 0.0%
UPM-Kymmene Corp.	3,260	$39,244

Gaming & Lodging - 0.8%
Ameristar Casinos, Inc.	3,750	$55,200
Carnival Corp.	1,530	44,554
International Game Technology	20,390	363,758
Las Vegas Sands Corp. (a)	5,690	85,862
Orient-Express Hotels Ltd., “A” (a)	3,950	33,970
Penn National Gaming, Inc. (a)	850	21,361
Royal Caribbean Cruises Ltd. (a)	24,240	490,375
Starwood Hotels & Resorts Worldwide, Inc.	10,960	318,498
WMS Industries, Inc. (a)	2,260	90,355

		$1,503,933
General Merchandise - 1.0%
Daiei, Inc. (a)	6,700	$24,584
J.C. Penney Corp., Inc.	2,460	81,500
Kohl’s Corp. (a)	1,183	67,691
Macy’s, Inc.	31,792	558,585
Target Corp.	10,360	501,735
Wal-Mart Stores, Inc.	14,870	738,742

		$1,972,837
Health Maintenance Organizations - 0.5%
Coventry Health Care, Inc. (a)	6,460	$128,102
Humana, Inc. (a)	7,810	293,500
Odontoprev S.A.	1,400	40,134
UnitedHealth Group, Inc.	9,590	248,860
WellPoint, Inc. (a)	6,060	283,366

		$993,962
Insurance - 4.1%
ACE Ltd.	1,330	$68,309
Admiral Group PLC	9,364	157,417
AEGON N.V. (a)	7,540	53,720
Aflac, Inc.	10,900	452,241
Allianz SE	450	51,573
Allied World Assurance Co. Holdings Ltd.	9,250	414,030

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - continued
Allstate Corp.	10,835	$320,391
Amlin PLC	26,397	152,753
Aon Corp.	4,910	189,084
Aspen Insurance Holdings Ltd.	17,824	459,859
Catlin Group Ltd.	14,308	77,347
China Life Insurance Co. Ltd.	27,000	124,622
Chubb Corp.	1,810	87,821
Employers Holdings, Inc.	7,760	115,003
Endurance Specialty Holdings Ltd.	5,528	198,953
Euler Hermes	597	47,393
Genworth Financial, Inc. (a)	3,270	34,727
Hartford Financial Services Group, Inc.	7,150	175,318
Hiscox Ltd.	31,292	163,583
ING Groep N.V. (a)	27,400	354,261
Jardine Lloyd Thompson Group PLC	13,720	101,898
Lincoln National Corp.	1,450	34,553
MetLife, Inc.	24,820	844,625
Muenchener Ruckversicherungs-Gesellschaft AG	910	144,331
PICO Holdings, Inc. (a)	1,690	57,359
Prudential Financial, Inc.	15,640	707,397
QBE Insurance Group Ltd.	5,970	120,159
Samsung Fire & Marine Insurance Co. Ltd.	751	137,676
SNS REAAL Groep N.V. (a)	24,200	170,754
Storebrand A.S.A. (a)	47,216	321,410
Swiss Reinsurance Co.	5,340	217,572
Travelers Cos., Inc.	14,895	741,622
Verisk Analytics, Inc. (a)	14,620	401,027
Zurich Financial Services AG	920	210,617

		$7,909,405
Internet - 1.0%
Google, Inc., “A” (a)	2,975	$1,594,957
GSI Commerce, Inc. (a)	1,860	35,284
Rackspace Hosting, Inc. (a)	5,810	97,318
TechTarget, Inc. (a)	10,720	67,536
Vocus, Inc. (a)	4,250	76,925
Yahoo!, Inc. (a)	1,790	28,461

		$1,900,481
Leisure & Toys - 0.5%
Activision Blizzard, Inc. (a)	17,190	$186,168
Electronic Arts, Inc. (a)	1,990	36,298
Hasbro, Inc.	11,830	322,604

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Leisure & Toys - continued
NAMCO BANDAI Holdings, Inc.	4,000	$41,224
Sankyo Co. Ltd.	3,900	222,209
Shimano, Inc.	2,300	88,064
THQ, Inc. (a)	25,010	130,802

		$1,027,369
Machinery & Tools - 1.4%
AGCO Corp. (a)	1,720	$48,349
ASSA ABLOY AB, “B”	7,190	128,041
Beml Ltd.	2,690	52,665
Bucyrus International, Inc.	3,490	155,026
Colfax Corp. (a)	5,740	62,451
Dover Corp.	3,440	129,619
Eaton Corp.	9,894	598,092
Flowserve Corp.	1,540	151,243
FreightCar America, Inc.	1,580	37,256
Gardner Denver, Inc. (a)	1,270	45,606
GEA Group AG	9,197	173,651
Glory Ltd.	15,400	339,352
Jain Irrigation Systems Ltd.	2,946	48,061
Kennametal, Inc.	11,890	280,128
Neopost S.A.	1,590	139,263
Polypore International, Inc. (a)	4,980	54,581
Ritchie Bros. Auctioneers, Inc.	3,570	78,254
RTI International Metals, Inc. (a)	7,880	163,195

		$2,684,833
Major Banks - 5.2%
Bank of America Corp.	75,850	$1,105,893
Bank of China Ltd.	432,000	249,023
Bank of New York Mellon Corp.	28,640	763,542
BNP Paribas	6,909	519,754
Credit Agricole S.A.	6,400	122,913
Goldman Sachs Group, Inc.	10,490	1,785,083
HSBC Holdings PLC	98,423	1,088,273
JPMorgan Chase & Co. (s)	46,680	1,949,824
KBC Group N.V. (a)	5,191	221,642
Morgan Stanley	1,760	56,531
PNC Financial Services Group, Inc.	4,390	214,847
Regions Financial Corp.	58,270	282,027
Standard Chartered PLC	4,239	104,094
State Street Corp.	11,585	486,338
Sumitomo Mitsui Financial Group, Inc.	9,200	316,013

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Major Banks - continued
SunTrust Banks, Inc.	5,620	$107,398
UniCredito Italiano S.p.A. (a)	23,625	79,030
Wells Fargo & Co.	26,240	722,125

		$10,174,350
Medical & Health Technology & Services - 2.0%
Allscripts Healthcare Solutions, Inc. (a)	1,870	$36,465
athenahealth, Inc. (a)	4,310	162,099
Cerner Corp. (a)	2,950	224,318
DaVita, Inc. (a)	2,100	111,363
Diagnosticos da America S.A. (a)	3,100	76,726
Emdeon, Inc., “A” (a)	2,160	32,357
Express Scripts, Inc. (a)	8,930	713,686
Fresenius Medical Care AG & Co.	2,427	117,687
Healthcare Services Group, Inc.	5,150	101,712
Henry Schein, Inc. (a)	4,290	226,641
IDEXX Laboratories, Inc. (a)	7,410	378,799
IPC The Hospitalist Co., Inc. (a)	2,660	80,598
Laboratory Corp. of America Holdings (a)	2,390	164,647
LifePoint Hospitals, Inc. (a)	1,950	55,243
Lincare Holdings, Inc. (a)	8,980	282,062
McKesson Corp.	4,260	250,190
Medassets, Inc. (a)	7,730	169,596
Medco Health Solutions, Inc. (a)	5,200	291,824
MEDNAX, Inc. (a)	2,970	154,202
MWI Veterinary Supply, Inc. (a)	1,480	52,392
Patterson Cos., Inc. (a)	1,160	29,615
SSL International PLC	10,693	111,135
VCA Antech, Inc. (a)	5,840	139,109

		$3,962,466
Medical Equipment - 3.1%
AGA Medical Holdings, Inc. (a)	4,210	$56,288
AtriCure, Inc. (a)	1,600	6,528
Baxter International, Inc.	2,420	130,825
Becton, Dickinson & Co.	2,890	197,560
C.R. Bard, Inc.	1,040	78,073
CardioNet, Inc. (a)	5,340	31,559
Cochlear Ltd.	3,507	200,979
Conceptus, Inc. (a)	3,370	59,110
Covidien PLC	4,900	206,388
DENTSPLY International, Inc.	8,520	280,819
DexCom, Inc. (a)	10,920	74,911

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - continued
Edwards Lifesciences Corp. (a)	2,420	$186,195
Hospira, Inc. (a)	260	11,606
Insulet Corp. (a)	2,930	32,523
Intuitive Surgical, Inc. (a)	560	137,956
Medtronic, Inc.	21,560	769,692
Mindray Medical International Ltd., ADR	3,160	97,107
Miraca Holdings, Inc.	7,600	244,779
NxStage Medical, Inc. (a)	12,280	68,522
Orthovita, Inc. (a)	14,550	50,925
PerkinElmer, Inc.	5,240	97,516
ResMed, Inc. (a)	1,350	66,434
Smith & Nephew PLC	46,299	409,620
Sonova Holding AG	1,109	114,117
St. Jude Medical, Inc. (a)	15,700	535,056
Synthes, Inc.	3,700	439,081
Terumo Corp.	2,400	125,417
Thermo Fisher Scientific, Inc. (a)	8,880	399,600
Thoratec Corp. (a)	2,010	52,783
Volcano Corp. (a)	5,250	75,337
Waters Corp. (a)	7,760	445,657
Zimmer Holdings, Inc. (a)	5,223	274,573

		$5,957,536
Metals & Mining - 0.9%
BHP Billiton PLC	25,880	$699,969
Cameco Corp.	1,310	35,645
Cameco Corp.	5,448	151,852
Cliffs Natural Resources, Inc.	7,770	276,379
Compass Minerals International, Inc.	310	19,319
Freeport-McMoRan Copper & Gold, Inc. (a)	460	33,746
Globe Specialty Metals, Inc. (a)	5,180	41,026
Iluka Resources Inc. (a)	56,790	173,708
Inmet Mining Corp.	3,517	186,373
Steel Dynamics, Inc.	7,540	100,961
Usinas Siderurgicas de Minas Gerais S.A., ADR	4,220	111,830

		$1,830,808
Natural Gas - Distribution - 0.9%
AGL Resources, Inc.	1,910	$66,774
EQT Corp.	8,340	349,112
GDF Suez	10,331	432,365
NiSource, Inc.	2,130	27,520
Northwestern Corp.	1,030	24,875

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Natural Gas - Distribution - continued
ONEOK, Inc.	1,370	$49,608
Questar Corp.	7,362	293,302
Sempra Energy	5,870	302,012
South Jersey Industries, Inc.	850	29,997
Tokyo Gas Co. Ltd.	28,000	110,844

		$1,686,409
Natural Gas - Pipeline - 0.2%
El Paso Corp.	8,170	$80,148
Enagas S.A.	8,290	170,665
Williams Cos., Inc.	10,875	204,994

		$455,807
Network & Telecom - 1.3%
Ciena Corp. (a)	23,260	$272,840
Cisco Systems, Inc. (a)	47,090	1,076,006
Juniper Networks, Inc. (a)	9,980	254,590
Nokia Oyj	48,480	611,745
Palm, Inc. (a)	9,220	107,044
Polycom, Inc. (a)	2,750	59,043
QUALCOMM, Inc.	1,830	75,780
Tellabs, Inc. (a)	10,220	61,524

		$2,518,572
Oil Services - 1.4%
Cameron International Corp. (a)	5,610	$207,402
Diamond Offshore Drilling, Inc.	1,010	96,202
Dresser-Rand Group, Inc. (a)	1,650	48,625
Exterran Holdings, Inc. (a)	4,860	99,290
Fugro N.V.	1,825	101,628
Halliburton Co.	15,310	447,205
Helix Energy Solutions Group, Inc. (a)	8,220	112,861
National Oilwell Varco, Inc. (a)	2,720	111,493
Noble Corp.	3,870	157,664
Oceaneering International, Inc. (a)	2,850	145,635
Pride International, Inc. (a)	4,420	130,655
Saipem S.p.A.	13,907	412,190
Schlumberger Ltd.	650	40,430
Smith International, Inc.	17,350	481,116
Transocean, Inc. (a)	360	30,208
Weatherford International Ltd. (a)	2,180	38,215

		$2,660,819

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - 2.6%
Aeon Credit Service Co. Ltd.	25,200	$240,981
American Express Co.	15,890	553,608
Anglo Irish Bank Corp. PLC (a)	10,470	0
Bancolombia S.A., ADR	1,730	68,473
Bangkok Bank Public Co. Ltd.	15,300	50,793
Bank of Cyprus Public Co. Ltd.	40,178	314,661
Chiba Bank Ltd.	55,000	336,471
China Construction Bank	536,000	460,464
City National Corp.	1,230	46,334
Credicorp Ltd.	870	60,056
Dah Sing Financial Group (a)	9,600	53,962
Discover Financial Services	6,520	92,193
DNB Holding A.S.A. (a)	8,800	100,959
Hachijuni Bank Ltd.	8,000	46,881
HDFC Bank Ltd., ADR	900	99,549
Housing Development Finance Corp. Ltd.	3,275	181,950
Itau Unibanco Multiplo S.A., ADR	16,717	319,963
Joyo Bank Ltd.	8,000	35,007
Julius Baer Group Ltd.	7,671	288,775
Metro Bancorp, Inc. (a)	2,880	34,070
NewAlliance Bancshares, Inc.	5,630	62,380
Northern Trust Corp.	690	34,673
Ocwen Financial Corp. (a)	13,130	143,511
People’s United Financial, Inc.	8,320	133,370
PT Bank Rakyat Indonesia (Persero) Tbk	151,500	110,592
Sapporo Hokuyo Holdings, Inc.	9,200	30,846
Shinhan Financial Group Co. Ltd. (a)	3,310	126,539
Shizuoka Bank Ltd.	21,000	208,471
Siam City Bank Public Co. Ltd.	78,400	55,590
Signature Bank (a)	1,920	60,595
SVB Financial Group (a)	4,700	193,875
TCF Financial Corp.	12,050	142,552
Unione di Banche Italiane Scpa	23,752	338,998
Washington Federal, Inc.	4,700	80,605

		$5,107,747
Personal Computers & Peripherals - 0.1%
Nuance Communications, Inc. (a)	3,860	$50,605
Seagate Technology LLC	10,960	152,892

		$203,497
Pharmaceuticals - 4.5%
Abbott Laboratories	22,620	$1,143,893

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Pharmaceuticals - continued
Allergan, Inc.	3,988	$224,325
Bayer AG	5,844	404,784
Bristol-Myers Squibb Co.	430	9,374
Daiichi Sankyo Co. Ltd.	4,300	85,094
Eli Lilly & Co.	2,570	87,406
Eurand N.V. (a)	3,880	51,294
Genomma Lab Internacional S.A., “B” (a)	15,700	25,612
GlaxoSmithKline PLC	19,520	400,873
Hisamitsu Pharmaceutical Co., Inc.	2,800	95,919
Inspire Pharmaceuticals, Inc. (a)	3,250	14,527
Inverness Medical Innovations, Inc. (a)	600	22,806
Johnson & Johnson	20,290	1,198,124
Merck & Co., Inc. (a)	26,280	812,840
Merck KGaA	5,500	517,292
Novo Nordisk A/S, “B”	5,250	326,494
Pfizer, Inc.	58,209	991,299
Roche Holding AG	7,420	1,188,846
Sanofi-Aventis S.A.	5,620	410,782
Santen Pharmaceutical Co. Ltd.	8,500	293,489
Teva Pharmaceutical Industries Ltd., ADR	8,120	409,898

		$8,714,971
Precious Metals & Minerals - 0.4%
Gold Fields Ltd., ADR	1,720	$21,930
Lihir Gold Ltd.	37,463	102,100
Lynas Corp. Ltd. (a)	75,275	31,457
Paladin Resources Ltd. (a)	13,140	47,744
Teck Resources Ltd., “B” (a)	8,420	244,418
Teck Resources Ltd., “B” (a)	9,250	267,510

		$715,159
Printing & Publishing - 0.7%
Lamar Advertising Co., “A” (a)	2,200	$53,460
McGraw-Hill Cos., Inc.	820	23,600
Moody’s Corp.	5,500	130,240
MSCI, Inc., “A” (a)	11,470	348,688
Reed Elsevier PLC	64,481	489,144
VistaPrint Ltd. (a)	5,250	268,012
Wolters Kluwer N.V.	3,780	84,341

		$1,397,485
Railroad & Shipping - 0.3%
Burlington Northern Santa Fe Corp.	410	$30,881

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Railroad & Shipping - continued
Canadian National Railway Co.	600	$28,944
Diana Shipping, Inc.	3,100	40,052
East Japan Railway Co.	4,200	269,189
Norfolk Southern Corp.	720	33,566
Union Pacific Corp.	4,370	240,962

		$643,594
Real Estate - 0.6%
Annaly Mortgage Management, Inc., REIT	5,640	$95,372
Deutsche Wohnen AG (a)	7,277	82,985
Entertainment Property Trust, REIT	3,300	112,266
Equity Residential, REIT	3,390	97,903
Hang Lung Properties Ltd.	26,000	97,993
Host Hotels & Resorts, Inc., REIT	5,268	53,259
Kilroy Realty Corp., REIT	4,110	113,518
Mack-Cali Realty Corp., REIT	2,833	87,681
Midland Holdings Ltd.	142,000	120,634
Mirvac Group	52,980	69,468
Shimao Property Holdings Ltd.	45,500	84,436
Sun Hung Kai Properties Ltd., REIT	4,000	60,664
Walter Investment Management Corp.	4,880	63,538

		$1,139,717
Restaurants - 0.5%
Brinker International, Inc.	2,750	$34,760
Darden Restaurants, Inc.	14,809	448,861
McCormick & Schmick’s Seafood Restaurant, Inc. (a)	4,220	25,404
McDonald’s Corp.	1,820	106,670
P.F. Chang’s China Bistro, Inc. (a)	6,030	176,016
Peet’s Coffee & Tea, Inc. (a)	1,120	38,080
Red Robin Gourmet Burgers, Inc. (a)	2,050	34,256
Starbucks Corp. (a)	1,200	22,776
Wendy’s/Arby’s Group, Inc., “A”	27,770	109,691

		$996,514
Specialty Chemicals - 1.5%
Air Products & Chemicals, Inc.	3,400	$262,242
Airgas, Inc.	5,040	223,574
Akzo Nobel N.V.	12,594	744,263
Asian Paints Ltd.	1,080	37,103
FMC Corp.	1,030	52,633
L’Air Liquide S.A.	1,220	131,783
Linde AG	5,500	575,169

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Chemicals - continued
Praxair, Inc.	3,790	$301,078
Rockwood Holdings, Inc. (a)	2,700	53,676
RPM International, Inc.	2,640	46,517
Shin-Etsu Chemical Co. Ltd.	3,500	184,380
Symrise AG	21,013	386,857

		$2,999,275
Specialty Stores - 2.7%
Abercrombie & Fitch Co., “A”	15,480	$508,054
Advance Auto Parts, Inc.	9,100	339,066
Amazon.com, Inc. (a)	1,900	225,739
AnnTaylor Stores Corp. (a)	1,460	18,936
Best Buy Co., Inc.	1,300	49,634
Citi Trends, Inc. (a)	2,550	67,141
Ctrip.com International Ltd., ADR (a)	3,600	192,744
Dick’s Sporting Goods, Inc. (a)	7,210	163,595
Dufry South America Ltd., BDR	1,320	23,454
Esprit Holdings Ltd.	74,200	485,750
GameStop Corp., “A” (a)	8,540	207,437
Home Depot, Inc.	19,330	484,990
Industria de Diseno Textile S.A.	6,030	353,955
J. Crew Group, Inc. (a)	8,900	362,942
Limited Brands, Inc.	12,860	226,336
Nordstrom, Inc.	5,850	185,913
Overstock.com, Inc. (a)	2,590	36,260
Ross Stores, Inc.	3,190	140,392
Staples, Inc.	27,230	590,891
Tiffany & Co.	10,060	395,257
Titan Machinery, Inc. (a)	5,180	55,581
TJX Cos., Inc.	2,550	95,243
Zumiez, Inc. (a)	2,231	30,052

		$5,239,362
Telecommunications - Wireless - 1.1%
America Movil S.A.B. de C.V., “L”, ADR	2,060	$90,908
KDDI Corp.	78	414,465
MetroPCS Communications, Inc. (a)	1,910	11,899
MTN Group Ltd.	7,030	105,524
Philippine Long Distance Telephone Co.	2,440	131,620
Rogers Communications, Inc., “B”	2,850	83,626
SBA Communications Corp. (a)	2,750	77,578
SmarTone Telecommunications Holdings Ltd.	32,500	24,850
Sprint Nextel Corp. (a)	6,280	18,589

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Telecommunications - Wireless - continued
Vivo Participacoes S.A., ADR	3,917	$94,987
Vodafone Group PLC	474,530	1,049,893

		$2,103,939
Telephone Services - 2.5%
American Tower Corp., “A” (a)	15,920	$586,174
AT&T, Inc.	52,050	1,336,123
CenturyTel, Inc.	18,051	585,935
China Unicom Ltd.	382,000	490,047
Frontier Communications Corp.	7,370	52,843
Royal KPN N.V.	50,092	908,162
Telefonica S.A.	12,570	350,853
Verizon Communications, Inc.	9,640	285,248
Virgin Media, Inc.	9,740	136,068
Windstream Corp.	7,220	69,601

		$4,801,054
Tobacco - 1.4%
Altria Group, Inc.	27,345	$495,218
British American Tobacco PLC	8,060	257,350
Japan Tobacco, Inc.	105	292,664
Lorillard, Inc.	1,340	104,145
Philip Morris International, Inc.	28,245	1,337,683
Swedish Match AB	14,629	303,422

		$2,790,482
Trucking - 1.2%
Atlas Air Worldwide Holdings, Inc. (a)	2,150	$56,524
Expeditors International of Washington, Inc.	15,130	487,489
FedEx Corp.	1,270	92,316
J.B. Hunt Transport Services, Inc.	3,460	104,008
Landstar System, Inc.	10,700	377,068
Old Dominion Freight Lines, Inc. (a)	4,980	129,430
TNT N.V.	21,733	575,804
United Parcel Service, Inc., “B”	2,750	147,620
Yamato Holdings Co. Ltd.	28,000	416,387

		$2,386,646
Utilities - Electric Power - 2.0%
AES Corp. (a)	36,200	$473,134
Allegheny Energy, Inc.	1,850	42,217
American Electric Power Co., Inc.	4,180	126,320
CEZ AS	3,540	176,338

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - continued
CMS Energy Corp.	18,830	$250,439
Dominion Resources, Inc.	4,950	168,745
DPL, Inc.	1,650	41,811
DTE Energy Co.	2,460	90,971
E.ON AG	14,976	572,438
Entergy Corp.	1,130	86,694
FPL Group, Inc.	3,730	183,143
Great Plains Energy, Inc.	1,290	22,317
Northeast Utilities	5,970	137,609
NRG Energy, Inc. (a)	17,131	393,842
OGE Energy Corp.	1,540	51,159
PG&E Corp.	15,780	645,244
PPL Corp.	6,710	197,542
Progress Energy, Inc.	710	26,646
Public Service Enterprise Group, Inc.	10,290	306,642

		3,993,251
Total Common Stocks (Identified Cost, $137,327,321)		$170,879,252

Warrants - 0.1%
Other Banks & Diversified Financials - 0.1%
Merrill Lynch International & Co. (Housing Development - Zero Strike Warrant (1 share for 1 warrant)) (Identified Cost, $141,414) (a)(n)	3,763	$208,977

Money Market Funds (v) - 7.2%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value	14,029,958	$14,029,958

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Purchased - 0.0%
Human Genome Sciences - January 16, 2010 @ $30 (a)	34	$4,250
Human Genome Sciences - January 16, 2010 @ $25 (a)	29	7,540
Total Call Options Purchased (Premiums Paid, $15,419)		$11,790

Portfolio of Investments – continued

Put Options Purchased - 0.0%
Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)

SPDR S&P Oil & Gas Exploration Series - December 19, 2009 @ $39 (Premiums Paid, $27,441) (a)	109	$29,975
Total Investments (Identified Cost, $151,541,553)		$185,159,952

Other Assets, Less Liabilities - 5.3%		10,465,309
Net Assets - 100.0%		$195,625,261

(a)	Non-income producing security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $208,977, representing 0.1% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At October 31, 2009, the value of securities pledged amounted to $171,827. At October 31, 2009, the fund had no short sales outstanding.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
BDR	Brazilian Depository Receipt
GDR	Global Depository Receipt
IEU	International Equity Unit
IPS	International Preference Stock
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar
ZAR	South African Rand

Portfolio of Investments – continued

Derivative Contracts at 10/31/09

Forward Foreign Currency Exchange Contracts at 10/31/09

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	JPMorgan Chase Bank	3,135,000	11/27/09	$2,690,441	$2,815,701	$125,260
SELL	CAD	JPMorgan Chase Bank	6,140,000	12/21/09	5,704,618	5,674,414	30,204
SELL	CHF	JPMorgan Chase Bank	835,000	1/21/10	820,861	814,338	6,523
SELL	EUR	JPMorgan Chase Bank	2,725,000	1/21/10	4,054,353	4,009,356	44,997
BUY	GBP	JPMorgan Chase Bank	2,539,722	1/21/10	4,054,353	4,166,566	112,213
SELL	HKD	JPMorgan Chase Bank	3,665,000	1/21/10	473,189	473,146	43
BUY	KRW	JPMorgan Chase Bank	3,927,000,000	12/21/09	3,211,219	3,320,117	108,898
BUY	MXN	JPMorgan Chase Bank	80,736,445	11/27/09 - 12/21/09	5,968,969	6,089,136	120,167
BUY	MYR	JPMorgan Chase Bank	19,956,000	12/21/09	5,701,714	5,836,045	134,331
SELL	NZD	JPMorgan Chase Bank	5,600,000	1/21/10	4,126,041	3,995,395	130,646
SELL	SEK	JPMorgan Chase Bank	23,940,000	1/21/10	3,464,830	3,376,955	87,875
SELL	SGD	JPMorgan Chase Bank	1,325,000	1/21/10	952,235	944,825	7,410
BUY	TWD	JPMorgan Chase Bank	154,400,000	12/21/09	4,769,849	4,773,106	3,257

							$911,824

Liability Derivatives
SELL	AUD	Goldman Sachs International	16,330,000	11/27/09	$13,457,553	$14,666,790	$(1,209,237)
SELL	BRL	JPMorgan Chase Bank	1,560,000	12/21/09	845,987	877,356	(31,369)
SELL	CHF	JPMorgan Chase Bank	7,100,000	11/27/09	6,669,579	6,921,832	(252,253)
BUY	EUR	JPMorgan Chase Bank	2,785,000	1/21/10	4,147,667	4,097,635	(50,032)
SELL	EUR	JPMorgan Chase Bank	2,720,000	12/21/09	3,996,622	4,002,453	(5,831)

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SELL	EUR	Morgan Stanley Capital Services, Inc.	28,900,000	11/27/09	$41,121,232	$42,528,373	$(1,407,141)
SELL	GBP	JPMorgan Chase Bank	8,490,000	1/21/10	13,554,854	13,928,354	(373,500)
BUY	JPY	Goldman Sachs International	115,200,000	11/27/09	1,296,706	1,279,944	(16,762)
SELL	JPY	Goldman Sachs International	1,035,700,000	11/27/09	10,995,276	11,507,271	(511,995)
BUY	MXN	JPMorgan Chase Bank	23,140,000	11/27/09	1,778,490	1,747,064	(31,426)
BUY	NOK	JPMorgan Chase Bank	24,370,000	1/21/10	4,363,311	4,242,692	(120,619)
BUY	SEK	Morgan Stanley Capital Services, Inc.	115,400,000	12/21/09	16,505,993	16,275,137	(230,856)
BUY	ZAR	JPMorgan Chase Bank	30,048,928	12/21/09	3,996,622	3,812,400	(184,222)

							$(4,425,243)

Futures Contracts Outstanding at 10/31/09

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
AEX 25 Index (Short)	EUR	4	$352,785	Nov-09	$22,825
Australian SPI 200 (Short)	AUD	16	1,576,343	Dec-09	83,879
DJ Euro Stoxx 50 (Short)	EUR	154	6,140,284	Dec-09	310,279
E-mini S&P MidCap 400 (Short)	USD	325	21,365,500	Dec-09	567,070
MSCI Singapore Free Index (Short)	SGD	31	1,357,995	Nov-09	66,219
Russell 2000 Index (Short)	USD	128	7,191,040	Dec-09	371,456
S&P 500 Future (Short)	USD	122	31,506,500	Dec-09	166,811
Topix Index (Short)	JPY	113	11,125,652	Dec-09	644,200

					$2,232,739

Interest Rate Futures
U.S. Treasury Bond 10 yr (Long)	USD	66	$7,828,219	Dec-09	$105,419

					$2,338,158

Liability Derivatives
Equity Futures
DAX Index (Long)	EUR	2	395,173	Dec-09	$(25,528)
Canadian S&P/TSX 60 Index Fund (Long)	CAD	4	477,390	Dec-09	(33,108)

Portfolio of Investments – continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
CAC 40 Index (Long)	EUR	14	733,098	Nov-09	$(55,783)
FTSE 100 Index (Long)	GBP	34	2,754,979	Dec-09	(57,547)
IBEX 35 (Long)	EUR	12	1,989,535	Nov-09	(74,460)
Hang Seng Index (Long)	HKD	14	1,899,302	Nov-09	(85,899)
OMX Index (Short)	SEK	249	3,292,156	Nov-09	(97,740)
S&P/MIB Index (Long)	EUR	11	1,768,059	Dec-09	(109,781)
MSCI Taiwan Index (Long)	USD	169	4,409,235	Nov-09	(264,629)
Nikkei 225 Index (Long)	JPY	92	10,142,182	Dec-09	(381,364)

					$(1,185,839)

Swap Agreements at 10/31/09

Expiration		Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Interest Rate Swaps
9/30/18	EUR	11,750,000		JPMorgan Chase Bank	4.808% (fixed rate)	6-Month LIBOR	$1,968,534
3/25/19	JPY	305,000,000		Citibank	6-Month LIBOR	1.23% (fixed rate)	75,581
5/19/19	USD	4,200,000		JPMorgan Chase Bank	3-Month LIBOR	3.1775% (fixed rate)	61,194
6/19/19	JPY	1,450,000,000		Citibank	6-Month LIBOR	1.41% (fixed rate)	117,021

							$2,222,330

Credit Default Swaps
6/20/13	USD	16,104,000	(a)	JPMorgan Chase Bank	1.55% (fixed rate)	(1)	$14,647
12/20/13	USD	3,000,000	(b)	Morgan Stanley Capital Services, Inc.	1.5% (fixed rate)	(2)	16,186
6/20/14	EUR	12,600,000	(c)	Merrill Lynch International	1.85% (fixed rate)	(3)	814,897

							$845,730

							$3,068,060

Liability Derivatives
Interest Rate Swaps
9/01/18	CHF	3,500,000	(d)	JPMorgan Chase Bank	6-Month LIBOR	3.25% (fixed rate)	$(247,057)
10/01/18	JPY	900,000,000		JPMorgan Chase Bank	6-Month LIBOR	1.7225% (fixed rate)	(259,640)

Portfolio of Investments – continued

Expiration		Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Liability Derivatives - continued
10/25/37	JPY	245,000,000	(e)	Morgan Stanley Capital Services, Inc.	6-Month LIBOR	2.46% (fixed rate)	$(120,481)

							$(627,178)

Credit Default Swaps
12/20/13	USD	3,045,000	(f)	JPMorgan Chase Bank	5.00% (fixed rate)	(4)	$(147,189)
12/20/13	USD	6,525,000	(g)	Merrill Lynch International	5.00% (fixed rate)	(4)	(315,406)
6/20/14	USD	4,200,000	(h)	Merrill Lynch International	1.00% (fixed rate)	(5)	(25,289)
6/20/14	USD	9,700,000	(i)	Deutsche Bank	1.00% (fixed rate)	(5)	(58,405)

							$(546,289)

							$(1,173,467)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.IG.10 Index, a BBB rated credit default index. The fund entered into the contract to manage market/sector exposure.
(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.IG.11 Index, BBB rated credit default index. The fund entered into the contract to manage market/sector exposure.
(3)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the ITRXX EUROPE11 Index, a BBB+ rated credit default index. The fund entered into the contract to manage market/sector exposure.
(4)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.HY.11 Index, a B- rated credit default index. The fund entered into the contract to manage market/sector exposure.
(5)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.IG.12 Index, BBB+ rated credit default index. The fund entered into the contract to manage market/sector exposure.
(a)	Net unamortized premiums paid by the fund amounted to $96,387.
(b)	Net unamortized premiums received by the fund amounted to $90,051.
(c)	Net unamortized premiums paid by the fund amounted to $389,959.
(d)	Net unamortized premiums paid by the fund amounted to $3,520.
(e)	Net unamortized premiums paid by the fund amounted to $1,898.
(f)	Net unamortized premiums received by the fund amounted to $420,652.
(g)	Net unamortized premiums received by the fund amounted to $1,793,178.
(h)	Net unamortized premiums received by the fund amounted to $134,563.
(i)	Net unamortized premiums received by the fund amounted to $123,829.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are

Portfolio of Investments – continued

calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At October 31, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/09

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $137,511,595)	$171,129,994
Underlying funds, at cost and value	14,029,958
Total investments, at value (identified cost, $151,541,553)	$185,159,952
Cash	2,379
Restricted cash	8,761,362
Foreign currency, at value (identified cost, $1,493,439)	1,514,268
Receivables for
Forward foreign currency exchange contracts	911,824
Daily variation margin on open futures contracts	1,613,053
Investments sold	1,386,094
Fund shares sold	359,319
Interest and dividends	329,218
Swaps, at value (net unamortized premiums paid, $396,295)	3,068,060
Receivable from investment adviser	60,240
Total assets	$203,165,769
Liabilities
Payables for
Forward foreign currency exchange contracts	$4,425,243
Investments purchased	1,434,228
Fund shares reacquired	291,167
Swaps, at value (net unamortized premiums received, $2,466,804)	1,173,467
Payable to affiliates
Shareholder servicing costs	83,087
Distribution and service fees	4,756
Administrative services fee	327
Payable for independent Trustees’ compensation	900
Accrued expenses and other liabilities	127,333
Total liabilities	$7,540,508
Net assets	$195,625,261
Net assets consist of
Paid-in capital	$248,023,366
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $11,020 deferred country tax)	35,235,236
Accumulated net realized gain (loss) on investments and foreign currency transactions	(85,398,822)
Accumulated distributions in excess of net investment income	(2,234,519)
Net assets	$195,625,261
Shares of beneficial interest outstanding	22,743,672

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$83,019,641	9,651,055	$8.60
Class B	6,869,716	809,006	8.49
Class C	29,494,863	3,476,877	8.48
Class I	73,184,981	8,453,280	8.66
Class W	2,064,057	238,522	8.65
Class R1	95,159	11,222	8.48
Class R2	95,430	11,137	8.57
Class R3	95,103	11,039	8.62
Class R4	706,311	81,534	8.66

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.12. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, and R4.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/09

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends and interest	$3,766,423
Dividends from underlying funds	31,253
Foreign taxes withheld	(158,921)
Total investment income	$3,638,755
Expenses
Management fee	$1,641,786
Distribution and service fees	684,964
Shareholder servicing costs	472,498
Administrative services fee	43,047
Independent Trustees’ compensation	6,934
Custodian fee	334,882
Shareholder communications	47,100
Auditing fees	70,907
Legal fees	6,452
Dividend and interest expense on securities sold short	364
Miscellaneous	190,953
Total expenses	$3,499,887
Fees paid indirectly	(26,796)
Reduction of expenses by investment adviser	(766,966)
Net expenses	$2,706,125
Net investment income	$932,630
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $1,919 country tax)	$(51,963,730)
Written option transactions	3,191
Futures contracts	2,116,496
Swap transactions	(12,542,658)
Securities sold short	(15,486)
Foreign currency transactions	6,596,581
Net realized gain (loss) on investments and foreign currency transactions	$(55,805,606)
Change in unrealized appreciation (depreciation)
Investments (net of $11,020 increase in deferred country tax)	$84,079,383
Futures contracts	(17,805,921)
Swap transactions	11,763,125
Translation of assets and liabilities in foreign currencies	(13,205,675)
Net unrealized gain (loss) on investments and foreign currency translation	$64,830,912
Net realized and unrealized gain (loss) on investments and foreign currency	$9,025,306
Change in net assets from operations	$9,957,936

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2009	2008 (c)
Change in net assets
From operations
Net investment income	$932,630	$656,701
Net realized gain (loss) on investments and foreign currency transactions	(55,805,606)	(4,098,005)
Net unrealized gain (loss) on investments and foreign currency translation	64,830,912	(29,595,676)
Change in net assets from operations	$9,957,936	$(33,036,980)
Distributions declared to shareholders
From net investment income	$—	$(40,015)
From net realized gain on investments	(32,625,965)	—
Total distributions declared to shareholders	$(32,625,965)	$(40,015)
Change in net assets from fund share transactions	$14,917,053	$236,453,232
Total change in net assets	$(7,750,976)	$203,376,237
Net assets
At beginning of period	203,376,237	—
At end of period (including accumulated distributions in excess of net investment income of $2,234,519 and undistributed net investment income of $6,820,736), respectively.	$195,625,261	$203,376,237

(c)	For the period from the commencement of the fund’s investment operations, December 20, 2007 through the stated period end.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2009		2008 (c)
Net asset value, beginning of period	$10.45		$12.00
Income (loss) from investment operations
Net investment income (d)	$0.06		$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.00	(g)(w)	(1.61)
Total from investment operations	$0.06		$(1.54)
Less distributions declared to shareholders
From net investment income	$—		$(0.01)
From net realized gain on investments	(1.91)		—
Total distributions declared to shareholders	$(1.91)		$(0.01)
Net asset value, end of period	$8.60		$10.45
Total return (%) (r)(s)(t)	3.16		(12.85	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85		2.12	(a)
Expenses after expense reductions (f)	1.40		1.41	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.40		N/A
Net investment income	0.73		0.64	(a)
Portfolio turnover	138		92
Net assets at end of period (000 omitted)	$83,020		$142,605

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2009		2008 (c)
Net asset value, beginning of period	$10.40		$12.00
Income (loss) from investment operations
Net investment income (d)	$(0.00	)(w)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.00	(g)(w)	(1.62)
Total from investment operations	$0.00	(w)	$(1.59)
Less distributions declared to shareholders
From net investment income	$—		$(0.01)
From net realized gain on investments	(1.91)		—
Total distributions declared to shareholders	$(1.91)		$(0.01)
Net asset value, end of period	$8.49		$10.40
Total return (%) (r)(s)(t)	2.47		(13.28	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.56		2.82	(a)
Expenses after expense reductions (f)	2.12		2.06	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	2.12		N/A
Net investment income (loss)	(0.04)		0.25	(a)
Portfolio turnover	138		92
Net assets at end of period (000 omitted)	$6,870		$8,909

Class C	Years ended 10/31
	2009		2008 (c)
Net asset value, beginning of period	$10.39		$12.00
Income (loss) from investment operations
Net investment income (d)	$(0.00	)(w)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.00	(g)(w)	(1.64)
Total from investment operations	$0.00	(w)	$(1.60)
Less distributions declared to shareholders
From net investment income	$—		$(0.01)
From net realized gain on investments	(1.91)		—
Total distributions declared to shareholders	$(1.91)		$(0.01)
Net asset value, end of period	$8.48		$10.39
Total return (%) (r)(s)(t)	2.47		(13.37	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.56		2.91	(a)
Expenses after expense reductions (f)	2.12		2.06	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	2.12		N/A
Net investment income (loss)	(0.05)		0.37	(a)
Portfolio turnover	138		92
Net assets at end of period (000 omitted)	$29,495		$39,368

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2009		2008 (c)
Net asset value, beginning of period	$10.48		$12.00
Income (loss) from investment operations
Net investment income (d)	$0.03		$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.06	(g)	(1.57)
Total from investment operations	$0.09		$(1.51)
Less distributions declared to shareholders
From net investment income	$—		$(0.01)
From net realized gain on investments	(1.91)		—
Total distributions declared to shareholders	$(1.91)		$(0.01)
Net asset value, end of period	$8.66		$10.48
Total return (%) (r)(s)	3.50		(12.59	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47		1.65	(a)
Expenses after expense reductions (f)	1.15		1.06	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.15		N/A
Net investment income	0.42		0.58	(a)
Portfolio turnover	138		92
Net assets at end of period (000 omitted)	$73,185		$92

Class W	Years ended 10/31
	2009		2008 (c)
Net asset value, beginning of period	$10.47		$12.00
Income (loss) from investment operations
Net investment income (d)	$0.09		$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	0.00	(g)(w)	(1.66)
Total from investment operations	$0.09		$(1.52)
Less distributions declared to shareholders
From net investment income	$—		$(0.01)
From net realized gain on investments	(1.91)		—
Total distributions declared to shareholders	$(1.91)		$(0.01)
Net asset value, end of period	$8.65		$10.47
Total return (%) (r)(s)	3.51		(12.67	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67		2.11	(a)
Expenses after expense reductions (f)	1.20		1.16	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.20		N/A
Net investment income	1.06		1.43	(a)
Portfolio turnover	138		92
Net assets at end of period (000 omitted)	$2,064		$10,982

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 10/31
	2009	2008 (c)
Net asset value, beginning of period	$10.39	$12.00
Income (loss) from investment operations
Net investment loss (d)	$(0.01)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.01 (g)	(1.56)
Total from investment operations	$0.00 (w)	$(1.60)
Less distributions declared to shareholders
From net investment income	$—	$(0.01)
From net realized gain on investments	(1.91)	—
Total distributions declared to shareholders	$(1.91)	$(0.01)
Net asset value, end of period	$8.48	$10.39
Total return (%) (r)(s)	2.47	(13.37	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.55	2.65	(a)
Expenses after expense reductions (f)	2.12	2.06	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	2.12	N/A
Net investment loss	(0.07)	(0.40	)(a)
Portfolio turnover	138	92
Net assets at end of period (000 omitted)	$95	$99

Class R2	Years ended 10/31
	2009	2008 (c)
Net asset value, beginning of period	$10.44	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.01 (g)	(1.56)
Total from investment operations	$0.04	$(1.55)
Less distributions declared to shareholders
From net investment income	$—	$(0.01)
From net realized gain on investments	(1.91)	—
Total distributions declared to shareholders	$(1.91)	$(0.01)
Net asset value, end of period	$8.57	$10.44
Total return (%) (r)(s)	2.95	(12.93	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.15	(a)
Expenses after expense reductions (f)	1.62	1.56	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.62	N/A
Net investment income	0.39	0.08	(a)
Portfolio turnover	138	92
Net assets at end of period (000 omitted)	$95	$93

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 10/31
	2009		2008 (c)
Net asset value, beginning of period	$10.46		$12.00
Income (loss) from investment operations
Net investment income (d)	$0.05		$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.02	(g)	(1.56)
Total from investment operations	$0.07		$(1.53)
Less distributions declared to shareholders
From net investment income	$—		$(0.01)
From net realized gain on investments	(1.91)		—
Total distributions declared to shareholders	$(1.91)		$(0.01)
Net asset value, end of period	$8.62		$10.46
Total return (%) (r)(s)	3.27		(12.76	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80		1.90	(a)
Expenses after expense reductions (f)	1.37		1.31	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.37		N/A
Net investment income	0.64		0.33	(a)
Portfolio turnover	138		92
Net assets at end of period (000 omitted)	$95		$92

Class R4	Years ended 10/31
	2009		2008 (c)
Net asset value, beginning of period	$10.49		$12.00
Income (loss) from investment operations
Net investment income (d)	$0.08		$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(g)(w)	(1.64)
Total from investment operations	$0.08		$(1.50)
Less distributions declared to shareholders
From net investment income	$—		$(0.01)
From net realized gain on investments	(1.91)		—
Total distributions declared to shareholders	$(1.91)		$(0.01)
Net asset value, end of period	$8.66		$10.49
Total return (%) (r)(s)	3.40		(12.50	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56		1.98	(a)
Expenses after expense reductions (f)	1.12		1.06	(a)
Expenses after expense reductions excluding short sale dividend and interest expense (f)	1.12		N/A
Net investment income	0.99		1.43	(a)
Portfolio turnover	138		92
Net assets at end of period (000 omitted)	$706		$1,136

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 20, 2007, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Diversified Target Return Fund (the fund) is a series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In making these estimates and assumptions, management has considered the effects, if any, of events occurring after the date of the fund’s Statement of Assets and Liabilities through December 17, 2009 which is the date that the financial statements were issued. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options

Notes to Financial Statements – continued

are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset

Notes to Financial Statements – continued

value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

The fund has adopted FASB Accounting Standard Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), which provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures,

Notes to Financial Statements – continued

forwards, swap contracts, and written options. The following is a summary of the levels used as of October 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$113,527,523	$—	$—	$113,527,523
United Kingdom	2,985,017	7,128,920	—	10,113,937
Japan	59,917	9,190,437	—	9,250,354
France	624,183	5,208,964	—	5,833,147
Switzerland	408,244	5,095,527	—	5,503,771
Germany	1,826,260	2,742,493	—	4,568,753
Netherlands	529,936	3,030,648	—	3,560,584
China	294,711	1,605,111	—	1,899,822
Hong Kong	—	1,781,107	—	1,781,107
Other Countries	6,770,050	8,320,946	—	15,090,996
Mutual Funds	14,029,958	—	—	14,029,958
Total Investments	$141,055,799	$44,104,153	$—	$185,159,952

Other Financial Instruments
Futures	$1,177,648	$(25,329)	$—	$1,152,319
Swaps	—	1,894,593	—	1,894,593
Forward Currency Contracts	—	(3,513,419)	—	(3,513,419)

Country disclosure is based on the country of domicile. For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 10/31/08	$—
Accrued discounts/premiums	—
Realized gain (loss)	(27,216)
Change in unrealized appreciation (depreciation)	(11,249)
Net purchases (sales)	(931)
Transfers in and/or out of Level 3	39,396
Balance as of 10/31/09	$—

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to reduce volatility compared to the overall equity markets and to generate positive returns by adjusting the fund’s exposure to markets and currencies resulting from the fund’s individual security selections. Derivatives may be used to increase the fund’s exposure to markets or currencies to which the fund’s individual security selections have resulted in no or little exposure. Alternatively, the fund may use derivatives to decrease its exposure to markets or currencies to which the fund’s individual security selections have resulted in exposure. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

ASC 815 also requires sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by ASC 815, a credit derivative is a derivative instrument (a) in

Notes to Financial Statements – continued

which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. Accordingly, appropriate disclosures have been included within the Swap Agreements table in the Portfolio of Investments and Significant Accounting Policies.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The volume of derivative activity, based on month-end notional amounts during the period, was as follows for the year ended October 31, 2009:

	Percentage of Net Assets
	Forwards	Futures	Swaps	Options
Average Notional Amount Outstanding	88.92%	85.34%	99.22%	0.00%
Highest Notional Amount Outstanding	140.15%	109.23%	132.18%	0.02%
Lowest Notional Amount Outstanding	59.06%	59.45%	60.38%	0.00%
Notional Amount Outstanding as of October 31, 2009	86.25%	59.45%	60.38%	0.02%

Notional amounts outstanding are at absolute value and are determined, when applicable, by netting notional amounts of contracts to buy and sell the same underlying instrument with the same counterparty.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2009:

		Asset Derivatives			Liability Derivatives
		Location on Statement of Assets and Liabilities	Fair Value		Location on Statement of Assets and Liabilities	Fair Value
Interest Rate Contracts	Interest Rate Futures	Unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	$ 105,419	(a)	Unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	$—
	Interest Rate Swaps	Swaps, at value	2,222,330		Swaps, at value	(627,178)
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	Receivable for forward foreign currency exchange contracts	911,824		Payable for forward foreign currency exchange contracts	(4,425,243)
Equity Contracts	Equity Futures	Unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	2,232,739	(a)	Unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(1,185,839	)(a)
	Equity Options Purchased	Total investments, at value	41,765		Total investments, at value	—
Credit Contracts	Credit Default Swaps	Swaps, at value	845,730		Swaps, at value	(546,289)
Total Derivatives not Accounted for as Hedging Instruments Under ASC 815			$6,359,807			$(6,784,549)

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2009 as reported in the Statement of Operations:

	Written Option Transactions	Investment Transactions (i.e., Purchased Options)	Futures Contracts	Foreign Currency Transactions	Swap Transactions	Total
Interest Rate Contracts	$—	$—	$(1,489,234)	$—	$(5,324,637)	$(6,813,871)
Foreign Exchange Contracts	—	—	—	6,361,736	—	6,361,736
Equity Contracts	3,191	(11,180)	3,605,730	—	—	3,597,741
Credit Contracts	—	—	—	—	(7,218,021)	(7,218,021)
Total	$3,191	$(11,180)	$2,116,496	$6,361,736	$(12,542,658)	$(4,072,415)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2009 as reported in the Statement of Operations:

	Written Option Transactions	Investments (i.e., Purchased Options)	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Swap Transactions	Total
Interest Rate Contracts	$—	$—	$(46,627)	$—	$2,980,835	$2,934,208
Foreign Exchange Contracts	—	—	—	(13,280,687)	—	(13,280,687)
Equity Contracts	—	(10,855)	(17,759,294)	—	—	(17,770,149)
Credit Contracts	—	—	—	—	8,782,290	8,782,290
Total	$—	$(10,855)	$(17,805,921)	$(13,280,687)	$11,763,125	$(19,334,338)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives

Notes to Financial Statements – continued

each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund writes call or put options on securities for which it believes the premium received exceeds the potential loss that would result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put

Notes to Financial Statements – continued

option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Options Transactions

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	70	7,903
Options closed	(70)	(7,903)
Options excercised	—	—
Options expired	—	—
Outstanding, end of period	—	$—

Purchased Options – The fund may purchase call or put options for a premium. Purchased options entitle the holder to buy or sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased option, the premium paid is either added to the cost of the security or financial instrument in the case of a call option, or

Notes to Financial Statements – continued

offset against the proceeds on the sale of the underlying security or financial instrument in the case of a put option, in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For

Notes to Financial Statements – continued

non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk due to counterparty credit risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

The fund may enter into an interest rate swap in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swaps in a net liability position as of October 31, 2009 is

Notes to Financial Statements – continued

disclosed in the footnotes to the Portfolio of Investments. As discussed earlier in this note, collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. If a defined credit event had occurred as of October 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and, for those swaps in a net liability position for which the fund is the protection seller, the fund in order to settle these swaps would have been required to either (1) pay the swaps’ notional value of $23,470,000 less the value of the contracts’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swaps in return for physical receipt of the deliverable obligations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended October 31, 2009, this expense amounted to $364. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At October 31, 2009, the fund had no short sales outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2009, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax return for the prior fiscal year remains subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating loss, wash sale loss deferrals, foreign currency transactions, and derivative transactions.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/09 (i)	10/31/08
Ordinary income (including any short-term capital gains)	$6,393,150	$40,015
Long-term capital gain	26,232,815	—
	$32,625,965	$40,015
(i) Included in the fund’s distributions is $5,059 in excess of investment company taxable income and $10,014 in excess of long term capital gains.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/09
Cost of investments	$175,372,165
Gross appreciation	11,281,523
Gross depreciation	(1,493,736)
Net unrealized appreciation (depreciation)	$9,787,787
Capital loss carryforwards	(63,895,317)
Other temporary differences	1,709,425

As of October 31, 2009, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/17	$(63,895,317)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after

Notes to Financial Statements – continued

purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/09	Year ended 10/31/08 (c)	Year ended 10/31/09	Year ended 10/31/08 (c)
Class A	$—	$38,801	$22,844,062	$—
Class B	—	118	1,626,675	—
Class C	—	118	6,611,909	—
Class I	—	183	16,844	—
Class W	—	177	1,321,716	—
Class R1	—	118	18,217	—
Class R2	—	150	16,952	—
Class R3	—	167	16,816	—
Class R4	—	183	152,774	—
Total	$—	$40,015	$32,625,965	$—

(c)	For the period from the commencement of the fund’s investment operations, December 20, 2007, through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

The management fee incurred for the year ended October 31, 2009 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

MFS has engaged UBS Global Asset Management (Americas) Inc. (UBS) as a sub-adviser to the fund to manage the fund’s exposure to markets and currencies through the use of derivative instruments. MFS pays UBS a sub-advisory fee at the following annual rates:

First $1 billion of average daily net assets	0.28%
Next $1.5 billion of average daily net assets	0.185%
Average daily net assets in excess of $2.5 billion	0.16%

Prior to March 1, 2009, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses did not exceed the following rates annually of the fund’s average daily net assets:

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.40%	2.05%	2.05%	1.05%	1.15%	2.05%	1.55%	1.30%	1.05%

Notes to Financial Statements – continued

Effective March, 1, 2009, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets:

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2	Class R3	Class R4
1.40%	2.15%	2.15%	1.15%	1.25%	2.15%	1.65%	1.40%	1.15%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2011. For the year ended October 31, 2009, these reductions amounted to $765,806 and are reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $16,702 for the year ended October 31, 2009, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.29%	$293,308
Class B	0.75%	0.25%	1.00%	1.00%	75,002
Class C	0.75%	0.25%	1.00%	1.00%	311,069
Class W	0.10%	—	0.10%	0.10%	4,038
Class R1	0.75%	0.25%	1.00%	1.00%	900
Class R2	0.25%	0.25%	0.50%	0.50%	432
Class R3	—	0.25%	0.25%	0.25%	215
Total Distribution and Service Fees					$684,964

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2009 based on each class’ average daily net assets. Prior to March 1, 2009, a 0.10% Class A distribution fee was paid by the fund. Effective March 1, 2009, the 0.10% Class A annual distribution fee was eliminated.

Notes to Financial Statements – continued

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2009, were as follows:

Amount
Class A	$2,419
Class B	23,331
Class C	41,390

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2009, the fee was $67,868, which equated to 0.0372% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2009, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $215,204.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended October 31, 2009, these costs for the fund amounted to $189,426 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets.

Notes to Financial Statements – continued

The administrative services fee incurred for the year ended October 31, 2009 was equivalent to an annual effective rate of 0.0236% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2009, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,205 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,160, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $216,916,756 and $238,800,008, respectively.

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/09		Year ended 10/31/08 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,218,433	$48,947,264	21,544,217	$256,987,081
Class B	302,928	2,416,679	1,459,326	17,312,734
Class C	1,509,916	11,795,033	4,154,127	49,214,364
Class I	9,250,725	66,558,149	16,667	200,232
Class W	915,780	6,513,748	1,253,601	15,067,869
Class R1	—	—	17,272	207,000
Class R2	—	—	16,667	200,000
Class R3	—	—	16,667	200,000
Class R4	38,432	300,454	121,821	1,426,707
	18,236,214	$136,531,327	28,600,365	$340,815,987

Shares issued to shareholders in reinvestment of distributions
Class A	2,244,081	$16,897,927	3,249	$38,801
Class B	172,580	1,290,900	10	118
Class C	536,670	4,008,922	10	118
Class I	2,228	16,844	15	183
Class W	160,660	1,212,978	15	177
Class R1	2,439	18,217	10	118
Class R2	2,257	16,952	12	150
Class R3	2,230	16,816	14	167
Class R4	20,208	152,774	15	183
	3,143,353	$23,632,330	3,350	$40,015

Shares reacquired
Class A	(12,454,739)	$(100,389,744)	(7,904,186)	$(90,942,969)
Class B	(522,877)	(4,095,954)	(602,961)	(6,703,277)
Class C	(2,356,923)	(18,836,911)	(366,923)	(4,038,244)
Class I	(808,497)	(6,603,127)	(7,858)	(91,000)
Class W	(1,886,398)	(14,595,735)	(205,136)	(2,203,452)
Class R1	(760)	(5,957)	(7,739)	(89,000)
Class R2	—	—	(7,799)	(90,000)
Class R3	—	—	(7,872)	(91,000)
Class R4	(85,439)	(719,176)	(13,503)	(153,828)
	(18,115,633)	$(145,246,604)	(9,123,977)	$(104,402,770)

Notes to Financial Statements – continued

	Year ended 10/31/09		Year ended 10/31/08 (c)
	Shares	Amount	Shares	Amount

Net change
Class A	(3,992,225)	$(34,544,553)	13,643,280	$166,082,913
Class B	(47,369)	(388,375)	856,375	10,609,575
Class C	(310,337)	(3,032,956)	3,787,214	45,176,238
Class I	8,444,456	59,971,866	8,824	109,415
Class W	(809,958)	(6,869,009)	1,048,480	12,864,594
Class R1	1,679	12,260	9,543	118,118
Class R2	2,257	16,952	8,880	110,150
Class R3	2,230	16,816	8,809	109,167
Class R4	(26,799)	(265,948)	108,333	1,273,062
	3,263,934	$14,917,053	19,479,738	$236,453,232

(c)	For the period from the commencement of the fund’s investment operations, December 20, 2007, through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, and MFS Conservative Allocation Fund were the owners of record of approximately 10%, 9%, and 8%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2020 Fund, and the MFS Lifetime 2010 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2009, the fund’s commitment fee and interest expense were $2,881 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	6,782,337	240,929,848	(233,682,227)	14,029,958

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$31,253	$14,029,958

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees MFS Series Trust XV and the Shareholders of MFS Diversified Target Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Diversified Target Return Fund (one of the portfolios comprising MFS Series Trust XV) (the “Fund”) as of October 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from December 20, 2007 (commencement of operations) through October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Diversified Target Return Fund as of October 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from December 20, 2007 (commencement of operations) through October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2009

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2009, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives (born 5/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Messrs. Butler, Kavanaugh and Uek and Ms. Goldfarb) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2009, the Trustees served as board members of 104 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Sub-Investment Adviser	Independent Registered Public Accounting Firm
UBS Global Asset Management (Americas) Inc. One North Wacker Drive, Chicago, Illinois 60606	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Distributor
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741
Portfolio Managers
Curt Custard
Joseph Flaherty
Natalie Shapiro

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS and investment sub-advisory agreement among MFS Series Trust XV, on behalf of the Fund, MFS and UBS (“UBS”) (together, the “Agreements”). The Trustees consider matters bearing on the Fund and its advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2009 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreements for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS and UBS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreements for the Fund were considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS and UBS under the Agreements and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the on the investment performance of the Fund for the one-year period ended December 31, 2008 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iii) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund,

Board Review of Investment Advisory Agreement – continued

(iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds, and (viii) information regarding the overall organization of UBS, including information about UBS personnel providing investment advisory services to the Fund. The comparative fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS or UBS.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

Based on information provided by Lipper Inc., the Trustees reviewed the total return investment performance of the Fund’s Class A shares as well as the performance of peer groups of funds for the one-year period ended December 31, 2008. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on December 20, 2007 and has a limited operating history and performance record; therefore, no performance data for the three- or five-year period was available. In considering investment performance, however, the Trustees also took into account the investment performance of other MFS Funds with comparable investment objectives and policies as the Fund, including the performance of MFS Diversified Target Return Fund. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the

Board Review of Investment Advisory Agreement – continued

context of their overall conclusions regarding the investment advisory agreements, that they were satisfied with MFS’ and UBS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees noted that MFS (and not the Fund) pays UBS its sub-advisory fee from its advisory fees. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, and with respect to the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fees charged to the Fund and the sub-advisory fee paid by MFS to UBS represent reasonable compensation in light of the services being provided by MFS and UBS to the Fund.

Board Review of Investment Advisory Agreement – continued

In addition, the Trustees considered MFS’ and UBS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS, UBS, and MFS’ ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreements, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS and UBS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS and UBS such as reputational value derived from serving as an investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS and MFS’ investment sub-advisory agreement with UBS should be continued for an additional one-year period, commencing August 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2009 income tax forms in January 2010. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $28,857,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 14.61% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“D&T”) to serve as independent accountants to a certain series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2009 and 2008, audit fees billed to the Fund by D&T were as follows:

	Audit Fees
	2009	2008
Fees billed by D&T:
MFS Diversified Target Return Fund	52,360	26,960

For the fiscal years ended October 31, 2009 and 2008, fees billed by D&T for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2009	2008	2009	2008	2009	2008
Fees billed by D&T:
To MFS Diversified Target Return Fund	0	1,500	10,164	5,000	695	1,300
To MFS and MFS Related Entities of MFS Diversified Target Return Fund *	1,091,529	1,149,427	0	0	142,584	189,730

	2009		2008
Aggregate fees for non-audit services:
To MFS Diversified Target Return Fund, MFS and MFS Related Entities#	1,293,097		1,446,782

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by D&T for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XV

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: December 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: December 17, 2009

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 17, 2009

*	Print name and title of each signing officer under his or her signature.